BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT


                             EFFECTIVE MARCH 1, 2002


                               COPYRIGHT (C) 2001
            BY CLARK/BARDES CONSULTING - COMPENSATION RESOURCE GROUP,
                   A DIVISION OF CLARK/BARDES CONSULTING, INC.
                               ALL RIGHTS RESERVED

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
PURPOSE      ...............................................................................................1

ARTICLE 1    DEFINITIONS....................................................................................1

ARTICLE 2    SELECTION, ENROLLMENT, ELIGIBILITY.............................................................4

     2.1     SELECTION BY COMPENSATION COMMITTEE............................................................4
     2.2     ENROLLMENT REQUIREMENTS........................................................................4
     2.3     ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.....................................................4
     2.4     TERMINATION OF PARTICIPATION AND/OR DEFERRALS..................................................4

ARTICLE 3    DEFERRAL COMMITMENTS/ 401(k) RESTORATION MATCHING AMOUNTS/VESTING/CREDITING/TAXES..............5

     3.1     MINIMUM DEFERRALS..............................................................................5
     3.2     MAXIMUM DEFERRAL...............................................................................5
     3.3     ELECTION TO DEFER; EFFECT OF ELECTION FORM.....................................................5
     3.4     WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS.........................................................6
     3.5     ANNUAL 401(k) RESTORATION MATCHING AMOUNT......................................................6
     3.6     VESTING........................................................................................6
     3.7     CREDITING/DEBITING OF ACCOUNT BALANCES.........................................................6
     3.8     FICA AND OTHER TAXES...........................................................................8

ARTICLE 4    SHORT-TERM PAYOUT; WITHDRAWAL ELECTION.........................................................8

     4.1     SHORT-TERM PAYOUT..............................................................................8
     4.2     OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM.................................................9
     4.3     WITHDRAWAL ELECTION............................................................................9

ARTICLE 5    RETIREMENT BENEFIT.............................................................................9

     5.1     RETIREMENT BENEFIT.............................................................................9
     5.2     PAYMENT OF RETIREMENT BENEFIT..................................................................9
     5.3     DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT................................................9

ARTICLE 6    PRE-RETIREMENT SURVIVOR BENEFIT...............................................................10

     6.1     PRE-RETIREMENT SURVIVOR BENEFIT...............................................................10
     6.2     PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT....................................................10

ARTICLE 7    TERMINATION BENEFIT...........................................................................10

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

     7.1     TERMINATION BENEFIT...........................................................................10
     7.2     PAYMENT OF TERMINATION BENEFIT................................................................10

ARTICLE 8    BENEFICIARY DESIGNATION.......................................................................10

     8.1     BENEFICIARY...................................................................................10
     8.2     BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT..............................................10
     8.3     ACKNOWLEDGEMENT...............................................................................11
     8.4     NO BENEFICIARY DESIGNATION....................................................................11
     8.5     DOUBT AS TO BENEFICIARY.......................................................................11
     8.6     DISCHARGE OF OBLIGATIONS......................................................................11

ARTICLE 9    LEAVE OF ABSENCE..............................................................................11

     9.1     PAID LEAVE OF ABSENCE.........................................................................11
     9.2     UNPAID LEAVE OF ABSENCE.......................................................................11

ARTICLE 10   TERMINATION, AMENDMENT OR MODIFICATION........................................................12

     10.1    TERMINATION...................................................................................12
     10.2    AMENDMENT.....................................................................................12
     10.3    DELEGATION TO BENEFITS COMMITTEE..............................................................12
     10.4    EFFECT OF PAYMENT.............................................................................12

ARTICLE 11   ADMINISTRATION................................................................................12

     11.1    BENEFITS COMMITTEE DUTIES.....................................................................12
     11.2    AGENTS........................................................................................13
     11.3    BINDING EFFECT OF DECISIONS...................................................................13
     11.4    INDEMNITY OF BENEFITS COMMITTEE...............................................................13
     11.5    SPONSOR INFORMATION...........................................................................13

ARTICLE 12   OTHER BENEFITS AND AGREEMENTS.................................................................13

     12.1    COORDINATION WITH OTHER BENEFITS..............................................................13

ARTICLE 13   CLAIMS PROCEDURES.............................................................................13

     13.1    PRESENTATION OF CLAIM.........................................................................13
     13.2    NOTIFICATION OF DECISION......................................................................14
     13.3    REVIEW OF A DENIED CLAIM......................................................................14
     13.4    DECISION ON REVIEW............................................................................14
     13.5    LEGAL ACTION..................................................................................15

ARTICLE 14   TRUST.........................................................................................15

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

     14.1    ESTABLISHMENT OF THE TRUST....................................................................15
     14.2    INTERRELATIONSHIP OF THE PLAN AND THE TRUST...................................................15
     14.3    DISTRIBUTIONS FROM THE TRUST..................................................................15

ARTICLE 15   MISCELLANEOUS.................................................................................15

     15.1    STATUS OF PLAN................................................................................15
     15.2    UNSECURED GENERAL CREDITOR....................................................................15
     15.3    SPONSOR'S LIABILITY...........................................................................15
     15.4    NONASSIGNABILITY..............................................................................15
     15.5    NOT A CONTRACT OF EMPLOYMENT..................................................................16
     15.6    FURNISHING INFORMATION........................................................................16
     15.7    TERMS.........................................................................................16
     15.8    CAPTIONS......................................................................................16
     15.9    GOVERNING LAW.................................................................................16
     15.10   NOTICE........................................................................................16
     15.11   SUCCESSORS....................................................................................17
     15.12   SPOUSE'S INTEREST.............................................................................17
     15.13   VALIDITY......................................................................................17
     15.14   INCOMPETENT...................................................................................17
     15.15   COURT ORDER...................................................................................17
     15.16   DISTRIBUTION IN THE EVENT OF TAXATION.........................................................17
     15.17   INSURANCE.....................................................................................18

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

                                BOSTON PROPERTIES
                           DEFERRED COMPENSATION PLAN
                             Effective March 1, 2002

                                     PURPOSE

          The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Boston Properties Limited Partnership. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

          For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Sponsor equal to the sum of (i) the Deferral Account balance and (ii) the 401(k) Restoration Matching Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, payable during the Plan Year to a Participant as an Employee under the Sponsor's annual bonus and cash incentive plans, excluding stock options and restricted stock, which the Benefits Committee, in its sole discretion, determines to be eligible for deferral under this Plan.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and/or LTIP Bonus that a Participant defers in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Annual 401(k) Restoration Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5.

1.5 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the Account Balance of the Participant shall be calculated as of the close of business on or around the last business day of the Plan Year in which the Participant Retires and (ii) for remaining annual installments, the Account Balance of the Participant shall be calculated on every applicable anniversary of the last business day of the Plan Year in which the Participant Retired. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition. The first annual installment payment shall be paid no later than fifteen (15) days after the last day of the Plan Year in which the Participant Retires. Remaining annual installments shall be paid no later than fifteen (15) days after the last day of the applicable Plan Year.

1.6 "Base Annual Salary" shall mean the annual cash compensation included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Sponsor and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 132(f), 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Sponsor; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.7 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 8, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.8 "Beneficiary Designation Form" shall mean the form established from time to time by the Benefits Committee that a Participant completes, signs and returns to the Benefits Committee to designate one or more Beneficiaries.

1.9       "Benefits Committee" shall mean the committee described in Article 11.

1.10      "Claimant" shall have the meaning set forth in Section 13.1.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.12 "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of Boston Properties, Inc.

1.13 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.14 "Election Form" shall mean the form established from time to time by the Benefits Committee that a Participant completes, signs and returns to the Benefits Committee to make an election under the Plan.

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

1.15 "Employee" shall mean a person who is an employee of the Sponsor or an affiliate of the Sponsor.

1.16 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.17 "First Plan Year" shall mean the period beginning March 1, 2002 and ending December 31, 2002.

1.18 "401(k) Plan" shall be the Boston Properties Retirement Savings Plan as in effect from time to time.

1.19 "401(k) Restoration Matching Account" shall mean (i) the sum of all of a Participant's Annual 401(k) Restoration Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's 401(k) Restoration Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's 401(k) Restoration Matching Account.

1.20 "LTIP Bonus" shall mean any compensation payable to a Participant as an Employee under the Sponsor's long-term incentive plan or any other long-term incentive arrangement designated by the Benefits Committee as eligible for deferral under this Plan.

1.21 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
          (iii) who signs an Election Form and a Beneficiary Designation Form,
          (iv) whose signed Election Form and Beneficiary Designation Form are accepted by the Benefits Committee, (v) who commences participation in the Plan, and (vi) whose participation in the Plan has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.22 "Plan" shall mean the Boston Properties Deferred Compensation Plan, which shall be evidenced by this instrument, as it may be amended from time to time.

1.23 "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.24      "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
          Article 6.

1.25 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment with the Sponsor (or any affiliate thereof) for any reason other than a leave of absence or death, on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with seven (7) Years of Service.

1.26      "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.27      "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.29 "Sponsor" shall mean Boston Properties Limited Partnership, a Delaware limited partnership, and any successor to all or substantially all of the Sponsor's assets or business.

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

1.30      "Termination Benefit" shall mean the benefit set forth in Article 7.

1.31 "Termination of Employment" shall mean the severing of employment with the Sponsor voluntarily or involuntarily, for any reason other than Retirement, death or an authorized leave of absence.

1.32 "Trust" shall mean one or more trusts, if any, established by the Sponsor in its sole discretion.

1.33 "Years of Service" shall mean the total number of full years in which a Participant has been employed by the Sponsor (or any affiliate thereof). For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Benefits Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMPENSATION COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Sponsor, as determined by the Compensation Committee in its sole discretion. From that group, the Compensation Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Benefits Committee an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Benefits Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Benefits Committee, including returning all required documents to the Benefits Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Benefits Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Compensation Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Compensation Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
                DEFERRAL COMMITMENTS/ 401(k) RESTORATION MATCHING
                        AMOUNTS/VESTING/CREDITING/TAXES

3.1       MINIMUM DEFERRALS.

          (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, an aggregate minimum of $2,000 of Base Annual Salary, Annual Bonus and/or LTIP Bonus. If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

          (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2       MAXIMUM DEFERRAL.

          (a) BASE ANNUAL SALARY, ANNUAL BONUS AND/OR LTIP BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus and/or LTIP Bonus up to the maximum percentages established by the Benefits Committee from time to time. For the First Plan Year, the maximum percentage for Base Annual Salary shall be twenty percent (20%) and no deferral shall be permitted from Annual Bonus or LTIP Bonus. The Benefits Committee may impose additional limitations on any Participant's Annual Deferral Amount in any Plan Year in which the Benefits Committee determines, in its sole discretion, that such additional limitation is in the best interests of the Sponsor.

          (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Annual Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Benefits Committee for acceptance, and (ii) with respect to Annual Bonus and/or LTIP Bonus shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Benefits Committee.

3.3       ELECTION TO DEFER; EFFECT OF ELECTION FORM.

          (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Benefits Committee deems necessary or desirable under the Plan. For

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

               these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Benefits Committee (in accordance with Section 2.2 above) and accepted by the Benefits Committee.

          (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Benefits Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Benefits Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary to the extent the Annual Deferral Amount is denominated as a percentage of Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus and/or LTIP Bonus are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5 ANNUAL 401(k) RESTORATION MATCHING AMOUNT. For each Plan Year during which a Participant participates in the Sponsor's 401(k) Plan and the Sponsor makes a matching contribution to such 401(k) Plan, the Sponsor shall credit a Participant's Annual 401(k) Restoration Matching Account under this Plan with an amount equal to the difference between
          (i) the amount the Sponsor contributed to the 401(k) Plan on behalf of such Participant during the Plan Year, and (ii) the amount that the Sponsor would have contributed to the 401(k) Plan on behalf of such Participant during such plan year had any deferrals of Base Annual Salary under this Plan been considered compensation under the 401(k) Plan, subject to the compensation limit under Section 401(a)(17) of the Code. The amount credited as a Participant's Annual 401(k) Restoration Matching Amount for any Plan Year under this Section 3.5 shall be credited to the Participant's 401(k) Restoration Matching Account on a date or dates to be determined by the Benefits Committee in its sole discretion.

3.6 VESTING. A Participant shall at all times be 100% vested in his or her Deferral Account and 401(k) Restoration Matching Account.

3.7 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Benefits Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

          (a) MEASUREMENT FUNDS. The Participant may elect one or more of the measurement funds (the "Measurement Funds"), based on certain mutual funds or other investment indices, for the purpose of crediting or debiting additional amounts to his or her Account Balance. At the beginning of each Plan Year, the Benefits Committee shall provide the Participant

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

               with a list of Measurement Funds available. As necessary, the Benefits Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund.

          (b) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.7(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. The Participant may (but is not required to) subsequently elect at any time, by submitting an Election Form (or other form of communication) to the Benefits Committee that is accepted by the Benefits Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If, in accordance with the previous sentence, an election is on any business day prior to 4:00 p.m. Eastern Standard Time, it shall be effective as of the day on which such election is made and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with this Section 3.7(b). If such election is made on any business day after 4:00 p.m. Eastern Standard Time or on any non-business day, it shall be effective as of the first business day following the day on which such election is made and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with this Section 3.7(b).

          (c)  PROPORTIONATE ALLOCATION. In making any election described in
               Section 3.7(b) above, the Participant shall specify on the Election Form (or such other form of communication acceptable to the Committee), in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

          (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Benefits Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis, if possible, based on the performance of each Measurement Fund selected by the Participant, SUCH PERFORMANCE BEING DETERMINED BY THE BENEFITS COMMITTEE IN ITS SOLE DISCRETION.

          (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Sponsor or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest in any of the investments on which the Measurement Funds are based, no Participant shall have any

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

               rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Sponsor or the Trust; the Participant shall at all times remain an unsecured creditor of the Sponsor.

3.8       FICA AND OTHER TAXES3.

          (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Sponsor shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus and/or LTIP Bonus that is not being deferred, in a manner determined by the Sponsor, the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Benefits Committee may reduce the Annual Deferral Amount in order to comply with this
               Section 3.8.

          (b) 401(k) RESTORATION MATCHING ACCOUNT. When the Sponsor credits an Annual 401(k) Restoration Matching Amount to a Participant's 401(k) Restoration Matching Account, the Sponsor shall withhold from the Participant's Base Annual Salary, Annual Bonus and/or LTIP Bonus, as applicable, that is not deferred, in a manner determined by the Sponsor, the Participant's share of FICA and other employment taxes. If necessary, the Benefits Committee may reduce the Participant's Annual 401(k) Restoration Matching Amount in order to comply with this Section 3.8.

          (c) DISTRIBUTIONS. The Sponsor, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Sponsor, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Sponsor and the trustee of the Trust.

                                    ARTICLE 4
                     SHORT-TERM PAYOUT; WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to all or a portion of such Annual Deferral Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Short-Term Payout plus amounts credited or debited in the manner provided in Section 3.7 above on that amount, calculated as of the close of business on or around the date on which the Short-Term Payout becomes payable, as determined by the Benefits Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a fifteen (15) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least five Plan Years after the end of the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a five year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Year commencing January 1, 2002, the five year Short-Term Payout would become payable during a fifteen (15) day period commencing January 1, 2008.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, or 7, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or any portion of his or her Account Balance. For purposes of this
          Section 4.3, the value of a Participant's Account Balance shall be calculated as of the close of business on or around the date the Participant's benefit distribution is processed, as determined by the Benefits Committee, in its sole discretion, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. The Participant (or his or her Beneficiary) shall make this election by giving the Benefits Committee advance written notice of the election in a form determined from time to time by the Benefits Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within fifteen (15) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter.

                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance calculated as of the close of business on or around the date the Participant's benefit distribution is processed, as determined by the Benefits Committee in its sole discretion.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Benefits Committee, provided that any such Election Form is submitted to and accepted by the Benefits Committee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Benefits Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, or if the Participant's Account Balance on the date of the Participant's Retirement is less than $25,000, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than fifteen (15) days after the last day of the Plan Year in which the Participant Retires.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's Beneficiary shall receive a lump

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          sum payment that is equal to the Participant's unpaid remaining Account Balance calculated as of the close of business on or around the date the benefit distribution is processed, as determined by the Benefits Committee in its sole discretion. The lump sum payment shall be made no later than fifteen (15) days after the Benefits Committee is provided with proof that is satisfactory to the Benefits Committee of the Participant's death.

                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. If the Participant dies before he or she Retires or experiences a Termination of Employment, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance calculated as of the close of business on or around the date the benefit distribution is processed, as determined by the Benefits Committee in its sole discretion.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. The Pre-Retirement Survivor Benefit shall be paid to the Participant's Beneficiary in a lump sum payment no later than fifteen (15) days after the Benefits Committee is provided with proof that is satisfactory to the Benefits Committee of the Participant's death.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. If a Participant experiences a Termination of Employment prior to his or her Retirement or death, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance calculated as of the close of business on or around the date the benefit distribution is processed, as determined by the Benefits Committee in its sole discretion.

7.2 PAYMENT OF TERMINATION BENEFIT. The Participant shall receive his or her Termination Benefit in a lump sum payment no later than fifteen
          (15) days after the last day of the Plan Year in which the Participant experiences the Termination of Employment.

                                    ARTICLE 8
                             BENEFICIARY DESIGNATION

8.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Sponsor in which the Participant participates.

8.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Benefits Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Benefits Committee's rules and procedures, as in effect from time to time. If the Participant resides in a community property state and names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Benefits Committee, must be signed by that Participant's spouse and returned to the Benefits Committee. Upon the acceptance by the Benefits Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Benefits Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Benefits Committee prior to his or her death.

8.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Benefits Committee or its designated agent.

8.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 8.1, 8.2 and 8.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

8.5 DOUBT AS TO BENEFICIARY. If the Benefits Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Benefits Committee shall have the right, exercisable in its discretion, to cause the Sponsor to withhold such payments until this matter is resolved to the Benefits Committee's satisfaction.

8.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Sponsor and the Benefits Committee from all further obligations under this Plan with respect to the Participant, and that Participant's participation in the Plan shall terminate upon such full payment of benefits.

                                    ARTICLE 9
                                LEAVE OF ABSENCE

9.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Sponsor for any reason to take a paid leave of absence from the employment of the Sponsor, the Participant shall continue to be considered employed by the Sponsor and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

9.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Sponsor for any reason to take an unpaid leave of absence from the employment of the Sponsor, the Participant shall continue to be considered employed by the Sponsor and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. In the event of a deferral of a fixed dollar amount from Base

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Annual Salary, the Committee may make appropriate adjustments to reflect the period of unpaid leave. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 10
                     TERMINATION, AMENDMENT OR MODIFICATION

10.1 TERMINATION. Although the Sponsor anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Sponsor will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Sponsor reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees. Upon the termination of the Plan with respect to the Sponsor, the affected Participants' participation in the Plan shall terminate and their Account Balances shall be paid in a lump sum notwithstanding any elections made by the Participants. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Sponsor shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum.

10.2 AMENDMENT. The Sponsor may, at any time, amend or modify the Plan in whole or in part; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Sponsor shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

10.3 DELEGATION TO BENEFITS COMMITTEE. The Sponsor has delegated its rights to act under Sections 10.1 and 10.2 above to the Benefits Committee and the Benefits Committee shall have the full power to take action under Sections 10.1 and 10.2.

10.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, or 7 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's participation in the Plan shall terminate.

                                   ARTICLE 11
                                 ADMINISTRATION

11.1      BENEFITS COMMITTEE DUTIES. Except as otherwise provided in this
          Article 11, this Plan shall be administered by the Benefits Committee of the Sponsor. The Benefits Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Benefits Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Benefits Committee shall be entitled to rely on information furnished by a Participant or the Sponsor.

11.2 AGENTS. In the administration of this Plan, the Benefits Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Sponsor.

11.3 BINDING EFFECT OF DECISIONS. The decision or action of the Benefits Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

11.4 INDEMNITY OF BENEFITS COMMITTEE. The Sponsor shall indemnify and hold harmless the members of the Benefits Committee and any Employee to whom the duties of the Benefits Committee may be delegated against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Benefits Committee, any of its members, or any such Employee.

11.5 SPONSOR INFORMATION. To enable the Benefits Committee to perform its functions, the Sponsor shall supply full and timely information to the Benefits Committee, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, death or Termination of Employment of its Participants, and such other pertinent information as the Benefits Committee may reasonably require.

                                   ARTICLE 12
                          OTHER BENEFITS AND AGREEMENTS

12.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Sponsor. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 13
                                CLAIMS PROCEDURES

13.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Benefits Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
          (60) days after such notice was received by the

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

13.2 NOTIFICATION OF DECISION. The Benefits Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

          (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b) that the Benefits Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv)   an explanation of the claim review procedure set forth in
                      Section 13.3 below.

13.3 REVIEW OF A DENIED CLAIM. Within sixty (60) days after receiving a notice from the Benefits Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Benefits Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

          (a)  may review pertinent documents;

          (b)  may submit written comments or other documents; and/or

          (c) may request a hearing, which the Benefits Committee, in its sole discretion, may grant.

13.4 DECISION ON REVIEW. The Benefits Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Benefits Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (c)  such other matters as the Benefits Committee deems relevant.

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

13.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 14
                                      TRUST

14.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Sponsor may establish a Trust by a trust agreement with a third party, the trustee, to which the Sponsor may, in its discretion, contribute cash or other property, including securities issued by the Sponsor, to provide for the benefit payments under the Plan.

14.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Sponsor, Participants and the creditors of the Sponsor to the assets transferred to the Trust. The Sponsor shall at all times remain liable to carry out its obligations under the Plan.

14.3 DISTRIBUTIONS FROM THE TRUST. The Sponsor's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Sponsor's obligations under this Plan.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

15.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Sponsor. For purposes of the payment of benefits under this Plan, any and all of the Sponsor's assets shall be, and remain, the general, unpledged unrestricted assets of the Sponsor. The Sponsor's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

15.3 SPONSOR'S LIABILITY. The Sponsor's liability for the payment of benefits shall be defined only by the Plan. The Sponsor shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

15.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate,

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

15.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Sponsor and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Sponsor, as an Employee, or to interfere with the right of the Sponsor to discipline or discharge the Participant at any time.

15.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Benefits Committee by furnishing any and all information requested by the Benefits Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Benefits Committee may deem necessary.

15.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

15.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

15.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to its conflicts of laws principles.

15.10 NOTICE. Any notice or filing required or permitted to be given to the Benefits Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                       Boston Properties Benefits Committee
                       c/o Boston Properties, Inc.
                       111 Huntington Avenue, Suite 300
                       Boston, MA 02199-7610

          Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

15.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Sponsor and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

15.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

15.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

15.14 INCOMPETENT. If the Benefits Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Benefits Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Benefits Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

15.15 COURT ORDER. The Benefits Committee is authorized to make any payments directed by court order in any action in which the Plan or the Benefits Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Benefits Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

15.16     DISTRIBUTION IN THE EVENT OF TAXATION.

          (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Benefits Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Sponsor shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted.

BOSTON PROPERTIES
Deferred Compensation Plan
MASTER PLAN DOCUMENT

          (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

15.17 INSURANCE. The Sponsor, on its own behalf or on behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Sponsor or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Sponsor shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Sponsor has applied for insurance.

IN WITNESS WHEREOF, the Sponsor has caused this Plan document to be duly executed by a duly authorized officer of its general partner as of __________, 2002.

                                     BOSTON PROPERTIES LIMITED PARTNERSHIP

                                     By BOSTON PROPERTIES, INC.,
                                     Its General Partner

                                     By:
                                         ---------------------------------------
                                     Title: